EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Darling International Inc. (the “Company”) on Form 10-Q/A for the period ending September 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randall C. Stuewe, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 (the “Act”), that to my knowledge:

                 1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 2.         The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

        This certification is being furnished solely for purposes of compliance with the Act.

/s/        Randall C. Stuewe
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Randall C. Stuewe
Chief Executive Officer

November 12, 2003